UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2015

The St. Joe Company
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-10466	59-0432511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

133 South WaterSound Parkway, WaterSound, Florida		32413
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	850-231-6400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

 Item 2.01 Results of Operations and Financial Condition.

On June 30, 2015, The St. Joe Company (the “Company”) issued a press release announcing its preliminary unaudited financial results for the quarter ended June 30, 2015. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 30, 2015, the Company held its 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved The St. Joe Company 2015 Performance and Equity Incentive Plan (the “2015 Incentive Plan”). A description of the terms and conditions of the 2015 Incentive Plan is set forth in Proposal 4 of the Company’s Definitive Proxy Statement for its 2015 Annual Meeting filed with the Securities and Exchange Commission on May 19, 2015, which description is hereby incorporated by reference into this Item 5.02(e).

Item 5.07 Submission of Matters to Vote of Security Holders.

At the 2015 Annual Meeting, the Company’s shareholders voted on (i) the election of seven director nominees (Proposal 1), (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year (Proposal 2), (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3), and (iv) the approval of The St. Joe Company 2015 Performance and Equity Incentive Plan (Proposal 4). The results of the votes are set forth below.

Proposal 1

The shareholders voted in favor of the election of the following director nominees for a term of office expiring at the 2016 Annual Meeting of Shareholders and, in each case, until his or her successor is duly elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Vote
Cesar L. Alvarez	61,099,332	19,418,615	375,948	7,219,313
Bruce R. Berkowitz	68,645,175	11,879,064	369,656	7,219,313
Howard S. Frank	68,481,214	12,051,345	361,336	7,219,313
Jeffrey C. Keil	68,617,904	11,903,698	372,293	7,219,313
Stanley Martin	68,630,349	11,891,152	372,394	7,219,313
Thomas P. Murphy, Jr.	68,630,083	11,891,526	372,286	7,219,313
Vito S. Portera	68,648,363	11,871,381	374,151	7,219,313

Proposal 2

The shareholders voted in favor of ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

For	Against	Abstain
78,799,649	8,922,663	390,896

Proposal 3

The shareholders voted in favor of approving, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
70,995,194	9,488,160	410,541	7,219,313

Proposal 4

The shareholders voted in favor of approving The St. Joe Company 2015 Performance and Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
70,924,552	9,562,471	406,872	7,219,313

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The St. Joe Company

July 7, 2015	By:	Marek Bakun

Name: Marek Bakun
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release by The St. Joe Company issued on June 30, 2015 announcing its preliminary unaudited financial results for the quarter ended June 30, 2015.